Exhibit 13.1

ABENGOA YIELD PLC

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Santiago Seage, the Chief Executive Officer, and Eduard Soler, the Chief Financial Officer, of Abengoa Yield plc (the “Company”), hereby certify, that, to their knowledge:

The annual report on Form 20-F for the year ended December 31, 2014 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

[Signature Page Follows]

IN WITNESS WHEREOF, I have signed this certificate.

Date: February 23, 2015

/s/ Santiago Seage
Name:	Santiago Seage
Title:	Chief Executive Officer

/s/ Eduard Soler
Name:	Eduard Soler
Title:	Chief Financial Officer

[Signature Page to Section 906 Certification]